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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------
                                    FORM 8-K
                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2008

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                     SOUTHWEST GEORGIA FINANCIAL CORPORATION
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             (Exact name of Registrant as Specified in its Charter)


           Georgia                  001-12053            58-1392259
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(State or other Jurisdiction of    (Commission         (IRS Employer
 Incorporation or Organization     File Number)      Identification No.)

             201 First Street, S.E.
                Moultrie, Georgia                     31768
    ----------------------------------------    ------------------
    (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (229) 985-1120

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 29, 2008 Southwest Georgia Financial Corporation issued a press release announcing its financial results for the year ended and quarterly period ended December 31, 2007. A copy of the press release is furnished as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits:

      The following exhibit is furnished with this report.

EXHIBIT 99.1: Southwest Georgia Financial Corporation's press release dated January 29, 2008.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SOUTHWEST GEORGIA FINANCIAL CORPORATION


                                         By: /s/  George R. Kirkland
                                             -----------------------------------
                                             George R. Kirkland
                                             Senior Vice President and Treasurer

                                                      January 29, 2008
                                             -----------------------------------
                                                            Date




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EXHIBIT INDEX

Exhibit No.                     Description
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   99.1              Press Release dated January 29, 2008




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